Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NexPoint Multifamily Capital Trust, Inc. (the “Company”) for the quarter ended June 30, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, James Dondero, President of the Company, and Brian Mitts, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods indicated.

Dated: August 12, 2016	/s/ James Dondero
James Dondero President (Principal Executive Officer)

Dated: August 12, 2016	/s/ Brian Mitts
Brian Mitts Chief Financial Officer (Principal Financial Officer)